UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2010

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 20, 2009, MEMC Electronic Materials, Inc. (the “Company”) consummated the acquisition of Sun Edison LLC (“SunEdison”).  Until the acquisition of SunEdison, the Company was engaged in one reportable industry segment—the design, manufacture and sale of silicon wafers—which was conducted as our Materials Business.  From the time of the SunEdison acquisition until the end of 2009, the Company was engaged in two reportable segments, Materials Business and Solar Energy Business (d/b/a SunEdison).  The financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010 (the “Form 10-K”) described the Company’s 2009 results for these two segments.  Because the SunEdison acquisition resulted in an additional reportable segment, and because all corporate costs have historically been allocated to the Materials Business, a recasting of prior period segments was not necessary as of December 31, 2009 in connection with the filing of the Form 10-K.

Effective January 1, 2010, the Company reorganized its historical Materials Business operations into two separate businesses and is now engaged in three reportable segments:

•	Semiconductor Materials;
•	Solar Materials; and
•	Solar Energy (d/b/a SunEdison).

The Company’s reportable segments are determined based on the management of the businesses and the types of products sold and services provided.  The Company provided a complete description of its three reportable business segments in the business description of the Form 10-K.

To assist investors in comparing the Company’s historical segment financial information with its 2010 segment financial information, unaudited recasted reportable selected segment financial information for the years ended December 31, 2009, 2008 and 2007 (separating the Materials Business into the Semiconductor Materials and Solar Materials businesses) is included in Exhibit 99.1 and incorporated by reference herein. This information is preliminary, and the Company intends to provide additional disclosure related to the fiscal 2009, 2008 and 2007 periods’ Management Discussion and Analysis and footnotes for the year ended December 31, 2009 as if the current reporting structure was applicable in those periods.  This additional information will be filed on or before the filing of the Company’s Form 10-Q for the fiscal quarter ended March 31, 2010.  Quarterly reportable segment information for the 2009 quarters will be recast and disclosed when the Company’s Form 10-Qs for fiscal 2010 are filed.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits	Item

99.1	Unaudited selected recasted reportable segment financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: March 8, 2010	By:	/s/ Timothy C. Oliver
Name: Timothy C. Oliver
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Item

99.1	Unaudited selected recasted reportable segment financial information.